Exhibit 31(b)

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert H. Lazar, certify that:

1.	I have reviewed this annual report on Form 10-K/A of EnviroStar, Inc.; and
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Robert H. Lazar

Robert H. Lazar

Principal Financial Officer

Date: October 29, 2018